Construction in progress (Details) (USD $)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Construction in Progress (Textual)
Lease agreement period
According to the BOT agreement, the Company will invest in building a hotel in Laifeng County and own the operating right for 20 years from October 1, 2012 to September 30, 2032. After September 30, 2032, the title of the hotel will be transferred to the government of Laifeng County.

Construction in progress	$ 2,142,989	$ 648,458